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                                                                   EXHIBIT 99(A)

                  CERTIFICATION BY THE PRESIDENT RELATING TO A
                PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

     I, Leonard A. Cullo, Director and President of H.J. Heinz Finance Company, a Delaware corporation ("Heinz Finance"), hereby certify that:

     1. Heinz Finance's periodic report on Form 10-Q for the period ended January 29, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Heinz Finance.

Date: March 13, 2003

                                          By: /s/ LEONARD A. CULLO
                                            ------------------------------------
                                            Name: Leonard A. Cullo
                                            Title:  Director and President